                                                                    EXHIBIT 10.2

                                    EXHIBIT A
                                       TO
                        THE SECURITIES PURCHASE AGREEMENT

See Exhibit 4.2 to this Annual Report on Form 10-KSB/A.

                                    EXHIBIT B
                                       TO
                        THE SECURITIES PURCHASE AGREEMENT

             See Exhibit 4.3 to this Annual Report on Form 10-KSB/A.

                                    EXHIBIT C
                                       TO
                        THE SECURITIES PURCHASE AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February ___________, 2003, by and among Q Comm International, Inc., a Utah corporation, with its offices located at 1145 South 1680 West, Orem, Utah 84058 (the "Company"), and _________________ (collectively and together with their respective affiliates and any assignee or transferee of all of their respective rights hereunder, the "Buyer").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Buyer: (i) 12% secured convertible debentures of the Company, in the aggregate principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000) (together with any debenture(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Debentures"), convertible into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Debentures; (ii) up to 2,538,465 shares of Common Stock (the "Shares"); and (iii) warrants to purchase up to 2,538,465 shares of Common Stock (the "Warrants");

         B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

         1. DEFINITIONS.

                  a. As used in this Agreement, the following terms shall have the following meanings:

                           (i) "Buyers" means the Buyer and all other buyers
that execute agreements substantially identical to the Securities Purchase Agreement on or before March 31, 2003 (collectively, the "Buyers"), including any transferees or assignees of Buyers who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                           (ii) "register," "registered," and "registration"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           (iii) "Registrable Securities" means one hundred and
thirty percent (130%) of the shares of Common Stock issued or issuable upon conversion or otherwise pursuant to the Debentures (including, without limitation, such additional shares of Common Stock, if any, as are issuable as a result of the events described in the Debentures (including but not limited to Section 1.6 of the Debentures) and Section 2(b) of this Agreement, such shares of Common Stock being referred to herein as the "Conversion Shares"), the Shares, and the shares of Common Stock issued or issuable upon exercise or otherwise pursuant to the Warrants (the "Warrant Shares"), and any shares of Common Stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

                           (iv) "Registration Statement" means a registration
statement of the Company under the 1933 Act.

                           (v) "Resale Registration Statement" means a
Registration Statement covering the resale of all, or any portion of, the Registrable Securities.

                           (vi) "Paulson Offering" means a public offering of
the Company's securities for which Paulson Investment Company, Inc. ("Paulson") is to act as a representative to one or more underwriters pursuant to a non-binding letter of intent between the Company and Paulson dated November 18, 2002.

                           (vii) "Paulson Registration Statement" means the
registration statement to be filed by the Company to register the securities issued pursuant to the Paulson Offering.

                  b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement or Debentures.

         2. REGISTRATION.

                  a. Mandatory Registration. The Company shall prepare, and, on or prior to the tenth (10th) business day following a declaration of effectiveness by the SEC of the Paulson Registration Statement (the "Filing Date"), file with the SEC a Resale Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Buyers, which consent will not be unreasonably withheld), which such Resale Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Resale Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Debentures and exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Conversion Price of the Debentures in accordance with the terms thereof or the exercise price of the Warrants in accordance with the terms thereof. Notwithstanding anything to the contrary contained in this Section 2(a), the Company shall file with the SEC a Resale Registration Statement no later than July 15, 2003, subject to the Company's failure to file the Paulson Registration Statement on or before April 15, 2003, in which case the Company shall file the Resale Registration Statement on or before June 1, 2003 (the "Mandatory Filing Date"); provided, however, in the event the Paulson Registration Statement is withdrawn, the Company shall have a period of ninety (90) days from the date of such withdrawal to file the Resale Registration Statement.

                  b. Payments by the Company. The Company shall use its best efforts to obtain effectiveness of the Resale Registration Statement as soon as practicable. If (i) the Resale Registration Statement is not filed by the Filing Date or the Mandatory Filing Date, as the case may be, or declared effective by the SEC on or prior to one hundred and twenty (120) days after filing the Resale Registration Statement with the SEC, then the Company will make payments to the Buyers in such amounts and at such times as shall be determined pursuant to this
Section 2(b) as partial relief for the damages to the Buyers by reason of any such delay in their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of the Debentures or Registrable Securities an amount equal to three percent (3%) per month of the then outstanding principal amount of the Debentures (and, in the case of holders of Registrable Securities, the principal amount of Debentures from which such Registrable Securities were converted) ("Outstanding Principal Amount") multiplied by the number of months (prorated for partial months) after the Filing Date (or Mandatory Filing Date) or the end of the aforementioned one hundred and twenty (120) day period and prior to the date the Resale Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Buyers in the Resale Registration Statement with respect to information relating to the Buyers, including, without limitation, changes to the plan of distribution, or to the failure of the Buyers to conduct their review of the Registration Statement pursuant to Section 3(g) below in a reasonably prompt manner. Any payments due pursuant to this Section 2(b) may be paid by the Company in cash or shares of the Company's Common Stock at the option of the Buyers. If the Buyers elect to receive payment in shares of Common Stock, such shares shall be issued at the Conversion Price (as that term is defined in the Debenture).

         3. OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  a. The Company shall prepare promptly, and file with the SEC not later than the Filing Date (or Mandatory Filing Date), a Resale Registration Statement with respect to the number of Registrable Securities provided in
Section 2(a), and thereafter use its best efforts to cause such Resale Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing but in no event later than one hundred and twenty (120) days after filing the Resale Registration Statement with the SEC, and keep the Resale Registration Statement effective pursuant to Rule 415 until March 31, 2005 (the "Registration Period"), which Resale Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Resale Registration Statement and the prospectus used in connection with the Resale Registration Statement as may be necessary to keep the Resale Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Resale Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Buyers as set forth in the Resale Registration Statement. In the event the number of shares available under the Resale Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Resale Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) business days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause any amendment to the Resale Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within sixty (60) days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor. The Company shall use its best efforts to cause any new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within one hundred and twenty
(120) days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor. The provisions of Section 2(b) above shall be applicable with respect to such obligation.

                  c. The Company shall furnish to legal counsel for the Buyers
(i) promptly (but in no event more than two (2) business days) after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Resale Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Resale Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Buyers may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Buyers. The Company will immediately notify each Buyer by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond (but in no event more than ten (10) business days) to any and all comments received from the SEC (which comments shall promptly be made available to the Buyers upon request), with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, shall promptly file an acceleration request as soon as practicable (but in no event more than three (3) business days) following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and shall promptly file with the SEC a final prospectus as soon as practicable (but in no event more than two (2) business days) following receipt by the Company from the SEC of an order declaring the Registration Statement effective. In the event of a breach by the Company of the provisions of this Section 3(c), the Company will be required to make payments pursuant to Section 2(b) hereof.

                  d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by any Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Buyers who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  e. As promptly as practicable after becoming aware of such event, the Company shall notify each Buyer of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Buyer as such Buyer may reasonably request; provided that, for not more than thirty (30) consecutive trading days (or a total of not more than forty-five (45) trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Buyers in writing of the existence of (but in no event, without the prior written consent of the Buyers, shall the Company disclose to such Buyers any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Buyers in writing to cease all sales under such Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(e) with respect to the information giving rise thereto.

                  f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Buyers who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                  g. The Company shall permit a single firm or counsel designated by the Buyers to review such Resale Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of such Resale Registration Statement without prior notice to such counsel. The sections of such Resale Registration Statement covering information with respect to the Buyers, the Buyer's beneficial ownership of securities of the Company or the Buyers intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Buyers.

                  h. At the request of the Buyer, the Company shall make available for inspection by (i) any Buyers, and (ii) Buyers legal counsel, (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Buyer) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement.

                  i. The Company shall hold in confidence and not make any disclosure of information concerning any Buyers provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Buyer prior to making such disclosure, and allow the Buyer, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  j. The Company shall (i) cause all the Registrable Securities covered by any Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation, of all the Registrable Securities covered by any Registration Statement on the OTC BB and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

                  k. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of any Registration Statement.

                  l. The Company shall cooperate with the Buyers who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, or the Buyers may reasonably request and registered in such names as the Buyers may request, and, within three (3) business days after any Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Buyers whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as Exhibit 1 and an opinion of such counsel in the form attached hereto as Exhibit 2.

                  m. At the request of the holders of a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

                  n. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under
Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority-in-interest of the Registrable Securities.

                  o. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyers of Registrable Securities pursuant to a Registration Statement.


         4. OBLIGATIONS OF THE BUYERS.

         In connection with the registration of the Registrable Securities, the Buyers shall have the following obligations:

                  a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Buyer that such Buyer shall furnish to the Company, in writing,such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven (7) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Buyer of the information the Company requires from each such Buyer.

                  b. Each Buyer, by such Buyer's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Buyer has notified the Company in writing of such Buyer's election to exclude all of such Buyer's Registrable Securities from the Registration Statements.

                  c. In the event Buyer holding a majority-in-interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Buyer agrees to enter into and perform such Buyer's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Buyer has notified the Company in writing of such Buyer's election to exclude all of such Buyer's Registrable Securities from such Registration Statement.

                  d. Each Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Buyers will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Buyer's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5. EXPENSES OF REGISTRATION.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Buyers pursuant to Sections 2(b) and 3(g) hereof shall be borne by the Company.

         6. INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Buyer who holds such Registrable Securities,
(ii) the directors, officers, partners, employees, agents and each person who controls any Buyer within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933 Act) for the Buyers, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and
(iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyers pursuant to Section 9.

                  b. In connection with any Registration Statement in which a Buyer is participating, each such Buyer agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Buyer, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Buyer expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Buyer will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Buyer, which consent shall not be unreasonably withheld; provided, further, however, that the Buyer shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Buyers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority-in-interest of the Buyers), if the Buyers are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT.

         With a view to making available to the Buyers the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Buyers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Buyers so long as such Buyers owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.


         9. ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of Registrable Securities if:
(i) the Buyers agree in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Buyers (to the extent such Buyers still own Registrable Securities) and Buyers who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Buyer and the Company.

         11. MISCELLANEOUS.

                  a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           Q Comm International, Inc.
                           1145 South 1680 West
                           Orem, Utah 84058
                           Attention: Chief Executive Officer
                           Telephone: 801-226-4222
                           Facsimile:  801-222-9555

                           With copy to:

                           Morse, Zelnick, Rose & Lander, LLP
                           405 Park Avenue
                           New York, NY 10022
                           Attention: George Lander, Esq.
                           Telephone: (212) 838-8269
                           Facsimile:  (212) 838-9190

         If to any Buyers: to the address set forth immediately below such Buyer's name on the signature pages to the Securities Purchase Agreement.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

                  e. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  f. This Agreement, the Securities Purchase Agreement (including all schedules and exhibits thereto), the Debenture, the Warrant and all other documents relating to this transaction (collectively, the "Transaction Documents") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  g. Subject to the requirements of Section 9 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

                  h. The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                  i. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  j. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  k. Except as otherwise provided herein, all consents and other determinations to be made by the Buyers pursuant to this Agreement shall be made by Buyers holding a majority of the Registrable Securities, determined as if all of the Debentures then outstanding have been converted into Registrable Securities.

                  l. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions under this Agreement, that each Buyer shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

                  m. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the Company and the undersigned Buyers have caused this Agreement to be duly executed as of the date first above written.


                  Q COMM INTERNATIONAL, INC.


                  --------------------------------------
                  Paul Hickey
                  Chief Executive Officer



                  BUYER


                  --------------------------------------
                  By:
                  Title:


                  --------------------------------------
                  By:
                  Title:

                                    EXHIBIT D
                                       TO
                        THE SECURITIES PURCHASE AGREEMENT







                                                                  (212) 838-1177


                              _______________, 2003



[Name of Accredited Investor]
c/o Bondy & Schloss, LLP
60 East 42nd Street
New York, New York 10017-1677



Gentlemen:

         We have acted as counsel to Q Comm International, Inc., a Utah corporation ("Q Comm") and its wholly owned subsidiary, Q Comm, Inc. ("Sub"), in connection with the execution and delivery of a Securities Purchase Agreement, dated as of______________, 2003 (the "Agreement") by and between Q Comm and you ("Investor") and the transactions contemplated thereby.

         This opinion is being furnished to you pursuant to Section 7(h) of the Agreement. Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

         In rendering this opinion, we have examined the following documents:

         (1)      the Agreement;

         (2) a security agreement, dated the date hereof, between Q Comm, Sub, the Investor and Bondy & Schloss, LLP, as agent for the Investors (the "Security Agreement");

         (3) Form of 12% secured convertible debentures due ____________, 2004;

         (4) Form of Stock Purchase Warrant, dated the date hereof (the "Warrant");

         (5) Registration Rights Agreement, dated the date hereof, between Q Comm and the Investor;

         (6) Stock Pledge Agreement, dated the date hereof, executed by Paul C. Hickey, Q Comm, the Investors and Bondy & Schloss, LLP, as agent for the Investor;

         (7) Uniform Commercial Code Financing Statement - Form UCC-1, dated the date hereof, with Q Comm as debtor and the Investor as secured party attached hereto as Exhibit A (the "Financing Statement");

         (8) a certificate, dated ________, 2003, of the Secretary of State of the State of Utah relating to the incorporation, legal existence and good standing of Q Comm in the State of Utah (the "Utah Certificate"); and

         (9) such other documents, instruments and certificates (including, but not limited to, certificates of public officials and officers of Q Comm) as we have considered necessary for purposes of this opinion.

The documents referred to in clauses (1) through (6) above are sometimes hereinafter collectively called the "Operative Agreements".

         In our examination of the documents we have assumed the completeness of the corporate and stock record books of Q Comm, the genuineness of all signatures, the legal capacity of each signatory to such documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, facsimile or photostatic copies and the authenticity of the originals of such certified, facsimile or photostatic documents. We have assumed that the Operative Agreements accurately describe and contain the mutual understanding of the parties thereto as to all matters contained therein, and that no other agreements or understandings exist between such parties with respect to the Operative Agreements.

         Insofar as this opinion relates to factual matters, information with respect to which is in the possession of Q Comm, we have relied, without independent investigation, upon certificates, statements and representations made to us by one or more officers or employees of Q Comm and upon the representations and warranties made by Q Comm in the Operative Agreements.

         Any reference herein to "our knowledge," or to matters "known to us," or to any matter of which we "are aware" or coming "to our attention" or any variation of any of the foregoing, shall mean, as used herein, the conscious awareness of those attorneys of this firm who have rendered substantive attention to the transaction to which this opinion relates of the existence or absence of any facts which would contradict our opinions set forth below. We have not undertaken, for purposes of this opinion, any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of Q Comm. Moreover, we have not, for purposes of our opinions below, searched computerized or electronic databases (except for the Utah Department of Commerce) or the docket of any court, governmental agency or regulatory body or other filing office in any jurisdiction.

         For purposes of this opinion, we have assumed that the Operative Agreements have been duly authorized, executed and delivered by the signatories thereto other than Q Comm, that the signatories thereto other than Q Comm have the legal capacity and all requisite power and authority to effect the transactions contemplated by the Operative Agreements and that the Operative Agreements are the valid and binding obligations of the signatories thereto other than Q Comm, enforceable against them in accordance with their respective terms. We are expressing no opinion herein as to the application of or compliance with any foreign, federal or state law or regulation to the power, authority or competence of any party to the documents other than Q Comm.

         Our opinions expressed in paragraph 1 below, insofar as they relate to the incorporation, valid existence, good standing of Q Comm are based solely on the Utah Certificate, copies of which have been made available to the Investors, and our opinions with respect to such matters are limited accordingly.

         The opinions hereinafter expressed are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, usury, fraudulent transfer or other laws relating to or affecting the rights and remedies of creditors generally; (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing; and (iii) duties and standards imposed on parties to contracts, including without limitation, requirements of good faith, reasonableness and fair dealing. We express no opinion as to the availability of the remedy of specific performance, injunctive relief or any other equitable or specific remedy upon any breach of any documents or obligations referred to herein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of such defenses may be subject to the discretion of the court before which any proceeding therefor may be brought. Our opinion in paragraph 3 below as to the enforceability of the Operative Agreements is subject to the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law. Furthermore, we express no opinion herein as to any provision of any agreement
(i) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (ii) relating to the effect of invalidity or enforceability of the provisions of any of the Operative Agreements on the validity or enforceability of any other provision thereof, (iii) requiring the payment of consequential damages or liquidated damages, (iv) relating to non-competition and non-solicitation, (v) relating to indemnification and contribution with respect to securities law claims and (vi) relating to consent to jurisdiction or waiver of trial by jury.

         We express no opinion as to compliance by Q Comm with any federal or so-called "blue sky" or state securities laws or with any state or federal antifraud laws or with the fraudulent transfer laws of any jurisdiction.

         We are opining herein only with respect to the state laws of the State of New York and the federal laws of the United States of America. Accordingly, to the extent that any laws other than those upon which we are opining govern any of the matters as to which we express an opinion below, we have assumed for purposes of this opinion, with your permission and without independent investigation, that the laws of such jurisdiction are identical to the state laws of the State of New York, and we express no opinion as to whether such assumption is reasonable or correct.

         On the basis of and subject to the foregoing, we are of the opinion that:

         1. Q Comm is a corporation incorporated, validly existing and in good standing under the laws of the State of Utah.

         2. Q Comm has the corporate power and corporate authority to enter into and perform each of the Operative Agreements and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Agreements and the Financing Statements.

         3. The Operative Agreements have been duly executed and delivered by Q Comm and constitute the legally valid and binding obligation of Q Comm, enforceable against it in accordance with the respective terms of such Operative Agreements.

         4. No consents, approvals or authorizations of, or notices to or filings with the shareholders of Q Comm or any governmental authority or agency under the laws of the State of New York or the laws of the United States, in each case as presently in effect and interpreted, are required on the part of Q Comm in connection with the execution and delivery by Q Comm of the Operative Agreements, except for such filings as are necessary in connection with the creation and/or perfection of security interests in collateral granted by Q Comm to the Investors.

         5. The execution, delivery and performance by Q Comm of the Operative Agreements and the consummation by Q Comm of the transactions contemplated thereby, does not (i) violate or conflict with any provision of the Certificate of Incorporation or ByLaws of Q Comm, (ii) constitute a breach of, or result in a default under any agreement to which Q Comm is a party, known to us or (iii) violate any federal, state or local law, statute, rule or regulation that we have in the exercise of customary professional diligence, recognized as applicable to Q Comm or to transactions of this type contemplated by the Operative Agreements.

         6. The provisions of the Security Agreement are sufficient to create in favor of the Investor a security interest in the Collateral (as defined therein) to the extent that a security interest can be created pursuant to the Uniform Commercial Code and Article 9 of the Uniform Commercial Code as in effect in the States of New York and Utah (the "UCC") and the UCC applies to such types of Collateral.

         7. The Financing Statement is in proper form and when filed with the Utah Department of Commerce, the liens created by the Security Agreement will be duly perfected, to the extent that such security interests can be perfected by the filing of such Financing Statement.

         This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in fact or circumstances which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matter.

         This opinion is being furnished to the Investors, at the request of Q Comm, solely for the purpose set forth in the first paragraph hereof and solely for the benefit of the Investors and may not be relied upon for any other purpose or by any other person or entity without our prior written consent; except that as contemplated by the Agreement, any other person or entity that executes a securities purchase agreement on or before__________, 2003, which is substantially identical to the Agreement, may rely hereon.

                                          Very truly yours,



                                          Morse, Zelnick, Rose & Lander, LLP

                              DISCLOSURE SCHEDULES
                                       TO
                          SECURITIES PURCHASE AGREEMENT



         This Disclosure Schedule is annexed to and made a part of the Securities Purchase Agreement. The numbered paragraphs set forth below correspond to the numbered paragraphs set forth in the Securities Purchase Agreement, dated as of February 12, 2003 (the "Securities Purchase Agreement"), between Q Comm International, Inc. (the "Company") and the purchasers set forth on the signature pages thereto (the "Buyers"). Capitalized terms used herein shall have the same meaning ascribed to such terms in the Securities Purchase Agreement.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         a. Organization and Qualification. The Company has one subsidiary. Q Comm, Inc., a Utah corporation, is wholly-owned by the Company.

         c. Attached hereto as Exhibit 3(c)-1 is a list of option holders and warrant holders, the number of shares of common stock which they have the right to acquire and the exercise price of their options and/or warrants. Exhibit 3(c)-2 also lists convertible securities issued by the Company currently outstanding and the conversion price that applies to those instruments. Exhibit 3(c)-3 lists agreements or arrangements under which the Company is obligated to register its securities under the 1933 Act. Exhibit 3(c)-4 lists the agreements that contain anti-dilution or price protection provisions that will be triggered by the issuance of the Debentures, the Warrants, the Conversion Shares or Warrant Shares.

         f. The issuance of the Conversion Shares prior to the delivery of a Notice of Conversion with respect to the Debentures and the delivery of the Warrant Shares prior to the delivery of a Notice of Exercise with respect to the Warrants may conflict with or result in the violation of the Company's Articles of Incorporation and/or By-laws and may result in a violation of the Utah Business Corporation Act.

         g. Since January 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed with the SEC pursuant to the reporting requirements of the Exchange Act of 1934. In January 2003, the Company sold its 12% unsecured convertible note due February 28, 2004 in the aggregate principal amount of $200,000 and 363,636 shares of Common Stock for an aggregate purchase price of $200,000. Also, see paragraph 3(l) below.

         h. The Company continues to operate at a loss and continues to experience negative cash flow in each calendar month since September 30, 2002. The fourth quarter of 2002 is likely to be the lowest revenue quarter for the year and have the greatest negative cash flow for the year. See also paragraph 3(g) above and 3(l) below.

         i. On October 10, 2000, First Security Bank, N.A. filed suit in the Fourth Judicial District Court of Utah County, claiming breach of a Merchant Agreement. The complaint relates to charge-backs of customer credit card purchases, which resulted in overdrafts of our merchant account with First Security. First Security claims $175,477 in damages. We believe that First Security honored charge-backs inappropriately, based on the terms and conditions of the customers' credit card agreements and the terms and conditions of their contracts with us. First Security recently filed a motion for summary judgment, which we are contesting. We anticipate that this case will not be resolved until after trial, which has not yet been scheduled, but which will likely be scheduled to take place within the next four to six months. We have recorded a contingent liability in connection with this matter and believe the resolution of this suit will not have a material impact on our financial condition or results of operations.

                  We have agreed to indemnify Paul Hickey against any and all costs, fees, expenses, damages and liabilities that he may incur in connection with the matter of Dallin Bagley v. Paul Hickey. In that lawsuit the plaintiff claims that he had a right to purchase 300,000 shares of our common stock from Mr. Hickey at a significant discount and that as a result of Mr. Hickey's breach of their agreement, he suffered damages in the amount of $400,000. Mr. Hickey contests the enforceability of the agreement. We indemnified Mr. Hickey because the plaintiff's allegations relate to a matter in which Mr. Hickey acted in the interest of Q Comm.


         j. None. Exhibit 3(j) attached hereto lists all of the patents owned by the Company.

         l. The Company has not filed any income tax returns since 1997. In addition, the Company has not filed any returns or made any required payments with respect to employment taxes for the periods beginning August 2002.

         m. As of January 1, 2003, we owed Paul Hickey, our principal stockholder and chief executive officer, an aggregate amount of $410,962, consisting of loans from him to cover cash shortfalls, past due lease payments, and deferred salary. This amount is reflected in a note that bears interest at 10%. The note provides that we must pay Mr. Hickey $150,000 out of the proceeds of the contemplated underwritten public offering scheduled for later this year. Also, beginning one year after this offering is completed, we are obligated to amortize the balance of the note over its remaining term.

                  We have agreed to indemnify Paul Hickey against any and all costs, fees, expenses, damages and liabilities that he may incur in connection with the matter of Dallin Bagley v. Paul Hickey. In that lawsuit the plaintiff claims that he had a right to purchase 300,000 shares of our common stock from Mr. Hickey at a significant discount and that as a result of Mr. Hickey's breach of their agreement, he suffered damages in the amount of $400,000. Mr. Hickey contests the enforceability of the agreement. We indemnified Mr. Hickey because the plaintiff's allegations relate to a matter in which Mr. Hickey acted in the interest of Q Comm.

                  Mr. Hickey has personally guaranteed the repayment of the convertible note held by UTFC Financing Solutions, LLC in the original principal amount of $250,000. In addition, Mr. Hickey has personally guaranteed customer chargebacks under our merchant agreement with First Security Bank. First Security Bank has brought a lawsuit claiming that it is owed approximately $175,000 relating to customer chargebacks.

         s. See Exhibit 3(s) for the details of liens filed against the Company.

                  4. Covenants.

                  (d) The proceeds from the sale of the Debentures will be used to purchase additional Qxpress 200 terminals, for sales and marketing and for working capital purposes, including legal, accounting expenses and filing fees and other expenses related to the Paulson Offering.

                                                                  Exhibit 3(c)-1

                           Q Comm International, Inc.
                         Options and Warrants Oustanding
                             As of February 5, 2003


                                                Number of                            Vested at
               Employee Options                  Shares             Price           12/31/2002
               ----------------                 ---------           -----           ----------
Paul Hickey (Exec officer)                       800,000            1.10              800,000
Steve Flaherty (Exec officer)                    426,250            1.00              426,250
Steve Flaherty (Exec officer)                    400,000            1.00
Paul Hickey (Exec officer)                       343,750            1.00              343,750
John Hickey                                      200,000            1.00              200,000
Chris Leonard                                    200,000            1.00
John Hickey                                      189,062            1.00              189,062
Bruce Siskonen                                   151,250            1.00              151,250
Mike Openshaw (Exec officer)                     151,250            1.00              151,250
Mike Openshaw (Exec officer)                      68,750            1.00               18,750
Susan Young                                       30,938            1.00               30,938
John Hickey                                       30,000            1.00               30,000
Christy Davidson                                  27,500            1.00               27,500
Marko Viitanen                                    25,000            1.00
Brad Reneer                                       25,000            1.00
Matthew Whitaker                                  25,000            1.00
Rob Aagaard                                       25,000            1.00
Del Gerber                                        17,188            1.00               17,188
TJ Hunter                                         17,188            1.00                4,688
Tamara Coleman                                    10,000            1.00
Amber Spangler                                    10,000            1.00
Jane Harris                                        6,876            1.00                6,876
Kacey Robinson                                     3,438            1.00                  938
Tamara Coleman                                     3,438            1.00                  938
                                              ----------                            ---------
Total Employee                                 3,186,878                            2,399,378
                                              ----------                            ---------

                                                Number of                            Vested at
        Non-employee Options/Warrants            Shares             Price           12/31/2002
        -----------------------------           ---------           -----           ----------
Private placement participants (1)             1,253,333            1.00            1,253,333
Keith Hall                                       200,000            1.00              200,000
UTFC                                             150,000            1.25              150,000
Balallan Ltd                                      80,000            0.90               80,000
Coast Market Research                             75,000            1.65               75,000
KC Holmes                                         70,000            1.50               70,000
Noble Asset Management                            62,500            1.65               62,500
Kirk Fisher (Microcap)                            50,000            0.50               50,000
Kirk Fisher (PPM Commission)                      31,667            1.00               31,667
Curt Kramer                                       30,000            1.50               30,000
Paul Stock (PPM Commission)                       23,667            1.00               23,667
Quality Asset Mgt (PPM Comm)                      20,000            1.00               20,000
William Attaway                                   15,000            1.00               15,000
Cletha Walstrand                                  15,000            0.40               15,000
Douglas Pfeiffer                                  10,000            1.00               10,000
                                              ----------                            ---------
Total Non-employee                             2,086,167                            2,086,167
                                              ----------                            ---------

Grand Total                                    5,273,045                            4,485,545
                                              ----------                            ---------


(1) In 2001, the Company sold 1,253,333 units, consisting of one share common stock and a warrant to purchase one share of common stock, to a total of 15 private investors.

                                                                  Exhibit 3(c)-2

                           Q Comm International, Inc.
                             Convertible Securities
                             As of February 5, 2003


                                                                 Balance
                                             Conversion        Subject to
           Holder                              Price         Conversion (1)
           ------                              -----         --------------

UTFC Financing Solutions, LLC                  $1.25           207,908.98


(1) The note is a $250,000 convertible note with monthly payments due over a five-year period at 14%. The agreement allows for the outstanding balance of the note at any time subsequent to one year from the origination date to be converted at $1.25 per share at the option of the holder. The note was issued on December 28, 2002.

                                                                  Exhibit 3(c)-3

                           Q Comm International, Inc.
                       Obligations to Register Securities
                             As of February 5, 2003


Oustanding Options/Warrants/Convertible Securities

                                                  Outstanding          Vested           Exercise          Date          Expiration
Name                                                Shares             Shares            Price           Granted           Date
----                                                ------             ------            -----           -------           ----
Steve Flaherty (Exec officer)                       400,000                 -            $1.00            9/6/2001       9/6/2006
Cletha Walstrand                                     15,000            15,000            $0.40            6/1/2001      5/31/2006
Balallan Ltd                                         80,000            80,000            $0.90           9/15/2001      9/15/2006
UTFC                                                150,000           150,000            $1.25          11/27/2001     11/27/2008
Coast Market Research                                75,000            75,000          $1.50-$1.80       7/17/2002      7/17/2004
                                             ---------------------------------
Total                                               720,000           320,000
                                             ================================


Restricted Shares Issued Within the Last 12 Months

                                                 Number of           Date
                                                  Shares           Issued
                                                 ---------         ------
Mark Lehman                                        31,874          06/05/02
                                             ==============================


All of the above agreements contain "piggyback" registration rights.

                                                                  Exhibit 3(c)-4

                           Q Comm International, Inc.
                    Agreements with Anti-dilution Provisions
                             As of February 5, 2003




                            None

                                  EXHIBIT 3(j)
                                     Patents


    Matter                                                          Serial No.

    U.S. Design Patent Application for
    POINT-OF-SALE-ACTIVATION DEVICE                                 29/169,739

    U.S. Patent Application for
    SYSTEM AND METHOD FOR DISTRIBUTING INVENTORY FOR
    POINT-OF-SALE-ACTIVATION SERVICES                               10/351,493

    U.S. Patent Application for
    POINT-OF-SALE-ACTIVATION DEVICE                                 10/350,198

    U.S. Patent Application for
    SYSTEM AND METHOD FOR POINT-OF-
    SALE TRAINING CONCERNING PREPAID
    SERVICE TRANSACTIONS                                            10/350,203

                                  EXHIBIT 3(s)

[Uniform Commercial Code]                          [Utah Department of Commerce]


                                   [GRAPHIC]


Filing Record Detail:


Filing Detail:
--------------

File Number: 165942200133
Old File Number: N/A
Start Date: 09/26/2001
Lapse Date: 09/26/2006
Filing Type: UCC
Filing Status: ACTIVE


Debtor:
-------

ACTIVE
Q COMM INTERNATIONAL, INC.                   Jurisdiction: UT
1145 SOUTH 1680 WEST                         Organization ID: 923846-0142
OREM UT 84058                                Organization Type: CORP


Secured Party
-------------

ACTIVE
MSM CAPITAL CORPORATION
7545 IRVINE CENTER DRIVE, STE. 250
IRVINE CA 92618


Secured Party
-------------

ACTIVE
COLONIAL PACIFIC LEASING CORP
13010 SW 68TH PKWY.
PORTLAND OR 97223



Collateral Description:
-----------------------

2 IBM X350 SERVER PII 700 XEON W 2MB CACHE RACK2 IBM PII 700 MHZ XEON W/2MB CACHE PROCESSING KIT3 IBM X230 SERVER PIII 1GB W/256K CACHE 128SDRAM11 IBM 18.2GB 10K ULTRA 160 SCSI HOT SWAP SL HDD1 IBM 9.1GB 10K ULTRA 160 SCSI HOT SWAP SL HDD ANGIE YOSA Action: ADD

--------------------------------------------------------------------------------

[Uniform Commercial Code]                          [Utah Department of Commerce]


                                   [GRAPHIC]


Filing Record Detail:


Filing Detail:
--------------

File Number: 174669200140
Old File Number: N/A
Start Date: 11/30/2001
Lapse Date: 11/30/2006
Filing Type: UCC
Filing Status: ACTIVE


Debtor:
-------

ACTIVE
Q COMM INTERNATIONAL, INC.                   Jurisdiction: UTAH
1145 SOUTH 1680 WEST                         Organization ID: UT923846-0142
OREM UT 84058                                Organization Type: CORP


Secured Party
-------------

ACTIVE
UTFC
177 EAST 100 SOUTH
SALT LAKE CITY UT 84111



Collateral Description:
-----------------------

ALL OF DEBTOR'S NOW OWNED OR HEREAFTER ACQUIRED INVENTORY, EQUIPMENT, FURNISHINGS, FIXTURES, COMPUTERS AND SOFTWARE, AND PRESENT AND FUTURE RIGHTS, ACCOUNTS CONTRACTS, GENERAL INTANGIBLES, TECHNOLOGY, AND OTHER INTELLECTUAL PROPERTY, AND THE SPECIFIC
Action: ADD

--------------------------------------------------------------------------------